Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2017
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2016	2017
	RMB	RMB
Software and electronic equipment	5,627	7,092
Buildings	—	18,592
Leasehold improvements	7,872	9,327
Total	13,499	35,011
Less: accumulated depreciation	(2,698)	(6,256)
Property, plant and equipment, net	10,801	28,755